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                              North Valley Bancorp
                                (NASDAQ: NOVB)


                       Michael J. Cushman, President / CEO
                     Edward J. Czajka, Executive V. P. / CFO


                            Keefe, Bruyette, & Woods
                       Community Bank Investor Conference
                                  July 29, 2004

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                              Disclaimer Disclosure

This presentation contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. For a discussion of factors that could cause actual results to differ, please refer to the Company's periodic reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2003 (and in particular, the discussion of risk factors within that report) which should be considered when evaluating the business prospects of the Company.

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                              Presentation Contents

o        Company Profile

o        Business Model

o        Growth Strategy

o        Shareholder Value

o        Financial Information

o        Summary

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                                Company Profile

o        Founded in 1972

o Holding Company for North Valley Bank, Six Rivers Bank, a division of North Valley Bank, and Yolo Community Bank, pro forma

o        Total assets $734 million as of June 30, 2004
             ($850mm pro forma)

o        20 branches serving five counties (23 pro forma)

o        NASDAQ:NOVB - since 1998

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North Valley Banks
-----------------
o       Weaverville
o       Shasta Lake
o       Redding
o       Hayfork
o       Palo Cedro
o       Anderson
o       Cottonwood

Six Rivers Banks
----------------
o       Crescent City
o       McKinleyville
o       Eureka
o       Ferndale
o       Garberville
o       Willits

Yolo Community Banks
--------------------
o       Roseville
o       Woodland
o       Fairfield

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                                  MARKET SHARE

North Valley Bank
-----------------                                                    Market
                                      Number of       Market         Share
          County                      Locations       Share          Ranking
-------------------------------      ----------     ----------     ----------

Shasta                                       11          19.76%             1
Trinity                                       2          59.19%             1
Total Aggregate/Counties Served              13          21.39%             1


Six Rivers Bank
---------------                                                      Market
                                      Number of       Market         Share
          County                      Locations       Share          Ranking
-------------------------------      ----------     ----------     ----------

Del Norte                                     1          15.01%             4
Humboldt                                      5           9.28%             5
Mendocino                                     1           2.06%             9
Total Aggregate/Counties Served               7           6.44%             7


Yolo Community Bank
-------------------                                                  Market
                                      Number of       Market         Share
          County                      Locations       Share          Ranking
-------------------------------      ----------     ----------     ----------
Placer                                        1           0.20%            25
Solano                                        1           0.70%            14
Yolo                                          1           3.91%             8
Total Aggregate/Counties Served               3           0.92%            17

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                                 Business Model


o        Consumer-Focused Retail Branch System

o        Two Business Banking Centers Serving Commercial Clients

o        Residential Real Estate Lending Group

o        Scored Products Consumer Lending

o        Retail Investment Division

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                             Express Banking Center

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                                 Growth Strategy

o        Grow organically

o        Expand into new markets through de novo or acquisition

o        Continue to develop our product delivery system

         -        Business Banking Center

         -        Express Banking Center

         -        Essex Financial Services

         -        Online Banking, BillPay, Cash Management

         -        Customer Resource Center

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                                Shareholder Value

o Return to shareholders in excess of 30% last two fiscal years (including dividends)

o        Dividend yield of 2.52%

o Management has history of repurchasing stock with excess capital (over 22% repurchased since 2001)

o        ROE of 17.24% YTD 2004

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                              Financial Highlights

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                              Balance Sheet Summary


                                         6/30/04       12/31/03       12/31/02
                                       ----------     ----------     ----------

Assets                                    734,383        677,693        656,080

Loans, net                                409,988        372,660        437,843

Deposits                                  616,664        598,314        555,053

Shareholder Equity                         46,606         46,053         50,029

Shares Outstanding                      6,527,435      6,488,073      6,951,142

Book value per share                   $     7.14     $     7.10     $     7.20

Tangible book value/share              $     6.83     $     6.75     $     6.80

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

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                             Key Performance Ratios

                                                                              Peer*
                               2004 ytd         2003           2002           Banks
                              ----------     ----------     ----------     ----------
Profitability Ratios
Net Interest Margin                 4.60%          4.74%          5.39%          3.99%
ROA                                 1.13%          1.19%          1.30%          1.06%
ROE                                17.24%         16.66%         17.31%         11.69%
Non-Int Expense/Avg Assets          3.69%          4.06%          3.99%          3.05%
Non-Int Income/Avg Assets           1.31%          1.68%          1.50%          1.00%

* - Source: March 2004 Federal Reserve Bank Holding Company Performance Report

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                               Earnings Per Share
                                    (Diluted)

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                2000       2001       2002       2003      2004(e)
               ------     ------     ------     ------     ------
                0.35       0.82       1.11       1.13       1.25

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                                     Summary

o NOVB currently trades at a 3-point discount to peers on an earnings multiple basis

o        Core EPS CAGR of 14% over past five years

o        Dividend Yield of 2.52%

o        Proven, experienced management team

o Safe, flexible balance sheet that generates earnings in all interest rate scenarios

o        Exciting growth opportunity presented via the YCB acquisition

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                              North Valley Bancorp
                                 (NASDAQ: NOVB)


                       Michael J. Cushman, President / CEO
                     Edward J. Czajka, Executive V. P. / CFO


                            Keefe, Bruyette, & Woods
                       Community Bank Investor Conference
                                  July 29, 2004

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